AMERICAN GENERAL LIFE INSURANCE COMPANY
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                             SEPARATE ACCOUNT VL-R
                                 AG LEGACY PLUS

                   AMERICAN GENERAL LIFE INSURANCE COMPANY
                 VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                              SEPARATE ACCOUNT II
                                   GEMSTONE

                    THE UNITED STATES LIFE INSURANCE COMPANY
                           IN THE CITY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                            SEPARATE ACCOUNT USL B
                                   GEMSTONE

                         SUPPLEMENT DATED MARCH 7, 2019
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED

      The purpose of this supplement is to notify Policy owners of the proposed Reorganization of the Neuberger Berman AMT Large Cap Value Portfolio
- Class I (the "Merging Portfolio"), a portfolio of the Neuberger Berman Advisers Management Trust (the "Trust"), into the Neuberger Berman AMT Sustainable Equity Portfolio - Class I (the "Surviving Portfolio"), also a portfolio of the Trust (such combination referred to hereinafter as the "Reorganization").

      American General Life Insurance Company and The United States Life Insurance Company in the City of New York received notification that the Board of Trustees of the Trust approved the Reorganization pursuant to which the Merging Portfolio will be merged with and into the Surviving Portfolio, with the Surviving Portfolio being the surviving fund. All of the assets and liabilities of the Merging Portfolio will be transferred to the Surviving Portfolio in exchange for shares of the Surviving Portfolio, the total value of which will be equal to the total value of your shares of the Merging Portfolio on the Closing Date (as defined below), after which the Merging Portfolio will cease operations.

      The Reorganization is expected to be consummated at the close of business on or about Tuesday, April 30, 2019 (the "Closing Date").

      The Surviving Portfolio will be added as an investment option under the Policies effective April 30, 2019. All Policy accumulation values in the subaccounts supported by the Merging Portfolio will be automatically transferred into the Surviving Portfolio subaccount.

      At any time before 3:00 p.m. central time two business day prior to the Closing Date (i.e., Friday, April 26, 2019), you may transfer your Policy accumulation value in the Merging Portfolio subaccount to any of the other variable investment options available under the Policies. You may give us instructions to transfer your accumulation value to another investment option by calling the Administrative Center at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

      If we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Merging Portfolio investment option after 3:00 p.m. central time two business days prior to the Closing Date (i.e, Friday, April 26, 2019), such transaction will be treated as if received after 3:00 p.m. central time on the Closing Date. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Wednesday, May 1, 2019).

      Any new instruction we receive from a Policy owner before 3:00 p.m. central time two business days prior to the Closing Date (i.e, Friday, April 26, 2019) that is for any purpose stated in the previous paragraph and is in good order will be honored.

      Existing automatic instructions for dollar cost averaging or automatic rebalancing into or out of the Merging Portfolio (as applicable) that are scheduled for April 26, 2019 or later will be executed on the Closing Date and will be automatically directed to the Surviving Portfolio.

      For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Merging Portfolio investment option. If you have any questions, please contact our Administrative Center at 1-800-340-2765.